                                                                     Exhibit d.4

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES A

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 65370F 20 0
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                SHARE CERTIFICATE

         This certifies that Cede & Co. is the owner of *___________________________* (_______) fully paid and non-assessable Auction
Preferred Share(s) of Beneficial Interest, Series A, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of January 17, 2003, establishing Nicholas-Applegate Convertible & Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------     ------------------------     ------------------------
Authorized Signature       Treasurer                    President

[SIDE NOTE]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series A, contained in the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund.

EXPLANATION OF ABBREVIATIONS

         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                      Abbreviation               Equivalent
------------      ----------                                      ------------               ----------
JT TEN            As joint tenants, with rights of survivorship   TEN IN COM                 As tenants in common
                  and not as tenants in common                    TEN BY ENT                 As tenants by the entireties
                                                                  UNIF TRANSFERS MIN ACT     Uniform Transfers to Minors Act
Abbreviation      Equivalent                                      Abbreviation               Equivalent
------------      ----------                                      ------------               ----------
ADM               Administrator(s)                                FDN                        Foundation
                  Administratrix                                  PL                         Public Law
AGMT              Agreement                                       TR                         (As) trustee(s) for, of
CUST              Custodian for                                   UA                         Under Agreement
EST               Estate, Of estate of                            UW                         Under will of, Of will of,
EX                Executor(s), Executrix                                                     Under last will & testament
FBO               For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

 For value received, ____________________ hereby sell, assign and transfer unto:
                           (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 ______________  _______________________________________________________________
                 Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

 _______________________________________________________________________________

 _______________________________________________________________________________

 ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                                   Signature(s)
Signature Guaranteed By                        ---------------------------------
                                               (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

--------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

         Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                               AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES B

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 65370F 30 9
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                SHARE CERTIFICATE

         This certifies that Cede & Co. is the owner of *_____________________________* (______) fully paid and non-assessable Auction
Preferred Share(s) of Beneficial Interest, Series B, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of January 17, 2003, establishing Nicholas-Applegate Convertible & Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------     ------------------------     ------------------------
Authorized Signature       Treasurer                    President

[SIDE NOTE]


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series B, contained in the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund.

EXPLANATION OF ABBREVIATIONS

         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
JT TEN            As joint tenants, with rights of          TEN IN COM                       As tenants in common
                  survivorship and not as tenants in common TEN BY ENT                       As tenants by the entireties
                                                            UNIF TRANSFERS MIN ACT           Uniform Transfers to
Minors Act

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
ADM               Administrator(s)                          FDN                              Foundation
                  Administratrix                            PL                               Public Law
AGMT              Agreement                                 TR                               (As) trustee(s) for, of
CUST              Custodian for                             UA                               Under Agreement
EST               Estate, Of estate of                      UW                               Under will of, Of will of,
EX                Executor(s), Executrix                                                     Under last will & testament
FBO               For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

 For value received, ____________________ hereby sell, assign and transfer unto:
                           (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 _________________   ___________________________________________________________
                     Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

 _______________________________________________________________________________

 _______________________________________________________________________________

 ______________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint __________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                                   Signature(s)
Signature Guaranteed By                        ---------------------------------
                                               (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

--------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

         Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES C

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 65370F 40 8
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                SHARE CERTIFICATE

         This certifies that Cede & Co. is the owner of *_________________________________ * (______) fully paid and non-assessable
Auction Preferred Share(s) of Beneficial Interest, Series C, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of January 17, 2003, establishing Nicholas-Applegate Convertible & Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------     ------------------------     ------------------------
Authorized Signature       Treasurer                    President

[SIDE NOTE]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series C, contained in the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund.

EXPLANATION OF ABBREVIATIONS

         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
JT TEN            As joint tenants, with rights of          TEN IN COM                       As tenants in common
                  survivorship and not as tenants in common TEN BY ENT                       As tenants by the entireties
                                                            UNIF TRANSFERS MIN ACT           Uniform Transfers to
Minors Act

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
ADM               Administrator(s)                          FDN                              Foundation
                  Administratrix                            PL                               Public Law
AGMT              Agreement                                 TR                               (As) trustee(s) for, of
CUST              Custodian for                             UA                               Under Agreement
EST               Estate, Of estate of                      UW                               Under will of, Of will of,
EX                Executor(s), Executrix                                                     Under last will & testament
FBO               For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

 For value received, ____________________ hereby sell, assign and transfer unto:
                           (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 _________________    __________________________________________________________
                      Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

 _______________________________________________________________________________

 _______________________________________________________________________________

 _____________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                                   Signature(s)
Signature Guaranteed By                        ---------------------------------
                                               (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

--------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

         Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES D

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 65370F 50 7
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                SHARE CERTIFICATE

         This certifies that Cede & Co. is the owner of *__________________________________ * (_____) fully paid and non-assessable
Auction Preferred Share(s) of Beneficial Interest, Series D, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of January 17, 2003, establishing Nicholas-Applegate Convertible & Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------     ------------------------     ------------------------
Authorized Signature       Treasurer                    President

[SIDE NOTE]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series D, contained in the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund.

EXPLANATION OF ABBREVIATIONS

         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
JT TEN            As joint tenants, with rights of          TEN IN COM                       As tenants in common
                  survivorship and not as tenants in common TEN BY ENT                       As tenants by the entireties
                                                            UNIF TRANSFERS MIN ACT           Uniform Transfers to
Minors Act

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
ADM               Administrator(s)                          FDN                              Foundation
                  Administratrix                            PL                               Public Law
AGMT              Agreement                                 TR                               (As) trustee(s) for, of
CUST              Custodian for                             UA                               Under Agreement
EST               Estate, Of estate of                      UW                               Under will of, Of will of,
EX                Executor(s), Executrix                                                     Under last will & testament
FBO               For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

 For value received, ____________________ hereby sell, assign and transfer unto:
                             (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 _________________    __________________________________________________________
                      Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

 _______________________________________________________________________________

 _______________________________________________________________________________

 ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                                   Signature(s)
Signature Guaranteed By                        ---------------------------------
                                               (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

--------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

         Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES E

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 65370F 60 6
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                SHARE CERTIFICATE

         This certifies that Cede & Co. is the owner of *___________________________________ * (______) fully paid and non-assessable
Auction Preferred Share(s) of Beneficial Interest, Series E, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of January 17, 2003, establishing Nicholas-Applegate Convertible & Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------     ------------------------     ------------------------
Authorized Signature       Treasurer                    President

[SIDE NOTE]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series E, contained in the Second Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund.

EXPLANATION OF ABBREVIATIONS

         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
JT TEN            As joint tenants, with rights of          TEN IN COM                       As tenants in common
                  survivorship and not as tenants in common TEN BY ENT                       As tenants by the entireties
                                                            UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act

Abbreviation      Equivalent                                Abbreviation                     Equivalent
------------      ----------                                ------------                     ----------
ADM               Administrator(s)                          FDN                              Foundation
                  Administratrix                            PL                               Public Law
AGMT              Agreement                                 TR                               (As) trustee(s) for, of
CUST              Custodian for                             UA                               Under Agreement
EST               Estate, Of estate of                      UW                               Under will of, Of will of,
EX                Executor(s), Executrix                                                     Under last will & testament
FBO               For the benefit of

                                  TRANSFER FORM

 For value received, ____________________ hereby sell, assign and transfer unto:
                             (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 _________________    __________________________________________________________
                      Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

 _______________________________________________________________________________

 _______________________________________________________________________________

 ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                                   Signature(s)
Signature Guaranteed By                        ---------------------------------
                                               (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

--------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

         Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.